Exhibit 10.1

EXECUTION VERSION

SUBORDINATION AGREEMENT

Dated as of December 16, 2015

THIS SUBORDINATION AGREEMENT (this “Subordination Agreement”) is entered into between U.S. Bank National Association, in its capacity as Trustee (the “Trustee”) on behalf of the holders of the 8.75% Senior Notes due 2020 (the “Senior Notes”) of Clear Channel International B.V., a private company with limited liability incorporated under Dutch law (the “Issuer”), Clear Channel C.V. and CCO International Holdings B.V. (collectively, the “Subordinated Creditors”), and the Issuer and the Subsidiary Guarantors (as defined below) (the “Note Parties”).

R E C I T A L S:

A. The Issuer is issuing the Senior Notes under the indenture (the “Indenture”), dated as of the date hereof, among the Trustee, the Issuer and each of the subsidiaries of the Issuer party thereto (the “Subsidiary Guarantors”).

B. The Issuer and certain of the Subsidiary Guarantors are obligors under unsecured intercompany notes payable owed to the Subordinated Creditors.

C. Each of the Issuer, the Subsidiary Guarantors and the Subordinated Creditors is a wholly-owned subsidiary of Clear Channel Outdoor Holdings, Inc., a Delaware corporation.

D. As an inducement to enter into the Indenture and for the holders to purchase the Senior Notes, the Senior Creditors (as defined below) require the execution and delivery of this Subordination Agreement by each Subordinated Creditor and the Note Parties.

NOW, THEREFORE, for good and valuable considerations, the receipt and sufficiency of which is hereby expressly acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Definitions. As used in this Subordination Agreement, (i) except as otherwise provided in clause (ii) below, capitalized terms have the meaning given to them in the Indenture, and (ii) the following terms shall have the following meanings:

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Discharge of Obligations” means, (subject to Section 4(e) hereof), payment in full in cash of the principal of and interest, fees, expenses (including interest, fees, and expenses accruing on or after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the Indenture, regardless of whether allowed or allowable in any such insolvency or Liquidation Proceeding) and premium, if any, on all Senior Obligations (as defined below) outstanding under the Indenture (other than contingent indemnification obligations as to which no claim has been asserted; provided that the Discharge of Obligations shall not be deemed to have occurred if (i) such payments are made with the proceeds of other Senior Obligations that constitute an exchange or replacement for or a refinancing of such Senior Obligations, (ii) if at any time after the Discharge of Obligations has occurred, the Borrower immediately thereafter enters into any refinancing of any Senior Obligation which refinancing is permitted under the Indenture, then such Discharge of Obligations shall automatically be deemed not to have occurred for all purposes of this Subordination Agreement, and the obligations under such refinancing document shall automatically be treated as Senior Obligations for all purposes of this Subordination Agreement and (iii) if any Senior Creditor is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Issuer or any other Note Party any amount because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason (a “Recovery”), then the Senior Obligations shall be reinstated to the extent of such Recovery and the Senior Creditor shall be entitled to a reinstatement of Senior Obligations with respect to all such recovered amounts. If this Subordination Agreement shall have been terminated prior to such Recovery, this Subordination Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

“Enforcement Action” means:

(a) in relation to any Subordinated Debt:

(i) the acceleration of any Subordinated Debt or the making of any declaration that any Subordinated Debt is prematurely due and payable;

(ii) the making of any declaration that any Subordinated Debt is payable on demand;

(iii) the making of a demand in relation to any Subordinated Debt that is payable on demand;

(iv) the making of any demand against any Note Party or any Restricted Subsidiary in relation to any guarantee of the Note Parties or such Subsidiary;

(v) the exercise of any right to require any Note Party or any Restricted Subsidiary to acquire any Subordinated Debt (including exercising any put or call option against such Note Party or Restricted Subsidiary for the redemption or purchase of any Subordinated Debt);

(vi) the exercise of any right of set-off, account combination or payment netting against any Note Party or any Restricted Subsidiary in respect of any Subordinated Debt;

(vii) the suing for, commencing or joining of any legal or arbitration proceedings against any Note Party or any Restricted Subsidiary to recover any Subordinated Debt; or

(viii) the taking of any action to enforce or realize upon any lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to the UCC or other applicable law; the exercise of any right or remedy provided to a secured creditor on account of a lien, including the election to retain any collateral in satisfaction of a lien; or the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshalling of, injunction respecting or foreclosure on the collateral or the proceeds thereof.

(b) the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration or reorganisation of any Note Party or any Restricted Subsidiary which owes any Subordinated Debt, or has given any guarantee, indemnity or other assurance against loss in respect of any Subordinated Debt, or any Note Party’s or any Restricted Subsidiary’s assets or any suspension of payments or moratorium of any indebtedness of any Note Party or any Restricted Subsidiary, or any analogous procedure or step in any jurisdiction.

“Insolvency or Liquidation Proceeding” has the meaning assigned to such term in Section 3 hereof.

“Permitted Enforcement Action” means the cancellation of any commitments by a Subordinated Creditor following the occurrence of an Event of Default and/or the giving of any notice by a Subordinated Creditor to the Note Parties of a failure to pay any amount due and payable at final maturity or that any Subordinated Debt is prematurely due and payable or payable on demand.

“Senior Creditors” means the Trustee and each holder of outstanding Senior Notes.

“Subordinated Debt” means the Intercompany Loan Obligations.

SECTION 2. Subordination. Each Subordinated Creditor and each Note Party agrees that the Subordinated Debt is and shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations under the Indenture (collectively, the “Senior Obligations”) until the Discharge of Obligations.

SECTION 3. Events of Subordination.

(a) In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of any Note Party or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Debtor Relief Law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of any Note Party or otherwise (each, an “Insolvency or Liquidation Proceeding”), the Senior Creditors shall be entitled to receive payment in full in cash of the Senior Obligations before any Subordinated Creditor is entitled to receive any payment of, or distribution of any kind or character on account of, all or any of the Subordinated Debt, and any payment or distribution of any kind or character (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such Insolvency or Liquidation Proceeding or otherwise shall be paid or delivered directly to the Trustee for the account of the Senior Creditors for application to the payment or prepayment of the Senior Obligations until the Discharge of Obligations.

(b) In the event that any payment in respect of the Subordinated Debt, whether in respect of principal, interest or otherwise, is received by any Subordinated Creditor in violation of the Indenture, then such payment shall be held in trust for the benefit of the Trustee and the other Senior Creditors, shall be segregated from all other funds and property held by such Subordinated Creditor and shall be forthwith paid over to the Trustee for the account of the Trustee and the other Senior Creditors in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to, or held in trust (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations in accordance with the terms of the Indenture.

(c) In the event that (i) any Event of Default described in Section 6.01 of the Indenture shall have occurred and be continuing or (ii) any judicial proceeding shall be pending with respect to any Event of Default, then no payment or distribution of any kind or character shall be made by or on behalf of any Note Party for or on account of any Subordinated Debt, and no Subordinated Creditor shall take or receive from any Note Party, directly or indirectly, in cash or other property or securities or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of, or a distribution with respect to, all or any of the Subordinated Debt, unless and until (x) the Discharge of Obligations or (y) such Event of Default shall have been cured or waived.

(d) In the event that any Event of Default (other than an Event of Default described in Section 6.01 of the Indenture shall have occurred) and be continuing and the Trustee gives written notice thereof to each Subordinated Creditor and each Note Party, then no payment or distribution of any kind or character shall be made by or on behalf of any Note Party for or on account of any Subordinated Debt, and no Subordinated Creditor shall take or receive from any Note Party, directly or indirectly, in cash or other property or securities or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of, or a distribution with respect to, all or any of the Subordinated Debt, unless and until (x) the Discharge of Obligations or (y) such Event of Default shall have been cured or waived in the manner provided in the Indenture.

(e) Except as otherwise set forth in Sections 3(a) through (d) above, any Note Party is permitted to pay, and any Subordinated Creditor is entitled to receive, any payment or prepayment of principal and interest on the Subordinated Debt to the extent not prohibited by the Indenture.

SECTION 4. In Furtherance of Subordination. Each Subordinated Creditor agrees as follows:

(a) If any proceeding referred to in Section 3(a) above is commenced by or against any Note Party,

(i) the Trustee is hereby irrevocably authorized and empowered (in its own name or in the name of each Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3(a) and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Trustee or the other Senior Creditors; and

(ii) each Subordinated Creditor shall duly and promptly take such action as the Trustee may request (A) to collect the Subordinated Debt for the account of the Senior Creditors and to file appropriate claims or proofs or claim in respect of the Subordinated Debt, (B) to execute and deliver to the Trustee such powers of attorney, assignments, or other instruments as the Trustee may request in order to enable the Trustee to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

(b) All payments or distributions of any kind or character (whether in cash, property or securities, or whether pursuant to a plan of reorganization or other dispositive restructuring plan, or otherwise) upon or with respect to the Subordinated Debt which are received by any Subordinated Creditor contrary to the provisions of this Subordination Agreement shall be received and thereafter held in trust for the benefit of the Trustee and the other Senior Creditors, shall be segregated from all other funds and property held by such Subordinated Creditor and shall be forthwith paid over to the Trustee for the account of the Trustee and the other Senior Creditors in the same form as so received (with any necessary indorsement) to be applied (in the case of cash) to, or held in trust (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations in accordance with the terms of the Indenture.

(c) The Trustee is hereby authorized to demand specific performance of this Subordination Agreement (without posting a bond or other security), whether or not any Note Party shall have complied with any of the provisions hereof applicable to it, at any time when any Subordinated Creditor or Note Party shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. Each Subordinated Creditor and Note Party hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

(d) In any Insolvency or Liquidation Proceeding commenced by or against the Issuer or any Subsidiary of the Issuer pursuant to any Debtor Relief Law or any similar federal, foreign, state or local statute, until the Discharge of Obligations, the Trustee shall have the exclusive right to direct and/or exercise any voting rights in respect of the claims of such Subordinated Creditor against the Issuer or any Subsidiary of the Issuer. The Subordinated Creditors acknowledge that the provisions of this Subordination Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code or any similar provision under applicable Debtor Relief Law. Each Subordinated Creditor further agrees that they will not take any actions in any Insolvency or Liquidation Proceeding that are inconsistent with the provisions of this Subordination Agreement. Specifically, no Subordinated Creditor may propose, vote to accept, or otherwise directly or indirectly support any proposed plan of reorganization or similar dispositive restructuring plan that is inconsistent with the provisions of this Subordination Agreement. In addition, no Subordinated Creditor may object in any Insolvency or Liquidation Proceeding to the allowability of any Senior Obligations or any liens securing same, as applicable.

(e) If, at any time, all or part of any payment with respect to Senior Obligations theretofore made (whether by the Issuer, any other Note Party or any other Person or enforcement of any right of setoff or otherwise) is rescinded, avoided or must otherwise be returned or disgorged by the holders of Senior Obligations for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Issuer, any other Note Party or such other Persons or as the result of any avoidance or other actions commenced therein), the provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

(f) None of the Subordinated Creditors shall object to any claim or motion for relief from the automatic stay filed by any Senior Creditor or to the entry of any order or orders approving any cash collateral stipulations, adequate protection stipulations, debtor-in-possession financing arrangements, election under Section 1111(b) of the Bankruptcy Code with respect to any collateral, credit bid, sale or similar stipulations or agreement executed (or consented to) by the Senior Creditors in any Insolvency or Liquidation Proceeding or any other proceeding under any Debtor Relief Law.

(g) Prior to the Discharge of Obligations, none of the Subordinated Creditors shall be entitled to take any Enforcement Action in respect of the Subordinated Debt owed to it other than a Permitted Enforcement Action.

SECTION 5. Rights of Subrogation. Each Subordinated Creditor agrees that no payment or distribution to the Trustee or the other Senior Creditors pursuant to the provisions of this Subordination Agreement shall entitle such Subordinated Creditor to exercise any right of subrogation in respect thereof until the Discharge of Obligations occurs (other than contingent indemnification obligations as to which no claim has been asserted).

SECTION 6. Further Assurances. Each Subordinated Creditor and each Note Party will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee may reasonably request in writing, in order to protect any right or interest granted or purported to be granted hereby or to enable the Trustee or any other Senior Creditors to exercise and enforce its rights and remedies hereunder.

SECTION 7. Agreements in Respect of Subordinated Debt. No Subordinated Creditor will, sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made subject to this Subordination Agreement. No Subordinated Creditor will permit the terms of any of the Subordinated Debt to be changed in such a manner as to have a material adverse effect upon the rights or interests of any Senior Creditor.

SECTION 8. Agreement by the Note Parties. Each Note Party agrees that it will not make any payment of, or other distribution of any kind or character on account of, any of the Subordinated Debt, or take any other action, in each case, if such payment, distribution, or other action would be in breach of the provisions of this Subordination Agreement.

SECTION 9. Obligations Hereunder Not Affected. All rights and interests of the Trustee and the other Senior Creditors, and all agreements and obligations of each Subordinated Creditor and each Note Party under this Subordination Agreement, shall remain in full force and effect irrespective of:

(i) any amendment, extension, renewal, compromise, discharge, acceleration or other change in the time for payment or the terms of the Senior Obligations or any part thereof;

(ii) the release or substitution of one or more of any endorsers or other guarantors of any of the Senior Obligations;

(iii) the taking of, or failure to take any action which might in any manner or to any extent vary the risks of any Note Party or which, but for this Section 9 might operate as a discharge of such Note Party;

(iv) any defense arising by reason of any disability, change in corporate existence or structure or other defense of any Note Party, any other Guarantor or a Subordinated Creditor, the cessation from any cause whatsoever (including any act or omission of any Senior Creditor) of the liability of such Note Party, any other Guarantor or a Subordinated Creditor;

(v) any defense based on any claim that such Note Party’s or Subordinated Creditor’s obligations exceed or are more burdensome than those of any Note Party, any other Guarantor or any other subordinated creditor, as applicable;

(vi) the benefit of any statute of limitations affecting such Note Party’s or Subordinated Creditor’s liability hereunder;

(vii) any right to proceed against any Note Party, proceed against or exhaust any security for any Senior Obligations, or pursue any other remedy in the power of any Senior Creditor, whatsoever;

(viii) any benefit of and any right to participate in any security now or hereafter held by any Senior Creditor;

(ix) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties; and

(x) the commencement of any Insolvency or Liquidation Proceeding.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded, avoided, or must otherwise be returned or disgorged by the Trustee or any Senior Creditor upon any Insolvency or Liquidation Proceeding of any Note Party or otherwise, all as though such payment had not been made.

SECTION 10. Treatment of Guaranty and Security of Subordinated Debt. Any payments or distributions of any kind or character made to, or received by, any Subordinated Creditor in respect of any guaranty or security in support of the Subordinated Debt shall be subject to the terms of this Subordination Agreement and applied on the same basis as payments or distributions made directly by the obligor under such Subordinated Debt. To the extent that the Issuer or any of its Subsidiaries (other than the respective obligor or obligors which are already parties hereto) provide a guaranty or any security in support of any Subordinated Debt, the party which is the lender of the respective Subordinated Debt will cause each such Person to become a party hereto (if such Person is not already a party hereto) not later than the date of the execution and delivery of the respective guarantee or security documentation (or such later date as the Trustee may agree in its sole discretion), provided that any failure to comply with the foregoing requirements of this Section 10 will have no effect whatsoever on the subordination provisions contained herein (which shall apply to all payments or distributions received with respect to any guarantee or security for any Subordinated Debt, whether or not the Person furnishings such guarantee or security is a party hereto). Notwithstanding the foregoing, any guaranty or security in support of the Subordinated Debt shall only be permitted to the extent expressly set forth in the Indenture.

SECTION 11. Inconsistent or Conflicting Provisions. Nothing in this Subordination Agreement shall be interpreted to amend or modify any term, covenant, condition or provision included in the Indenture with respect to the Subordinated Debt or any other matter. In the event of any conflict between any term, covenant, condition or provision of this Subordination Agreement and any term, covenant, condition or provision of the Indenture, the terms, covenants, conditions or provisions of the Indenture shall control and govern.

SECTION 12. Waiver. Each Subordinated Creditor and each Note Party hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Subordination Agreement and any requirement that the Trustee or any other applicable Senior Creditor protect, secure, perfect or insure any security interest or lien or any property subject thereto (unless otherwise required by the Indenture) or exhaust any right or take any action against any Note Party or any other person or entity or any collateral.

SECTION 13. Amendments, Etc. No amendment or waiver of any provision of this Subordination Agreement, and no consent to any departure by any Subordinated Creditor or any Note Party herefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, such Note Party and each Subordinated Creditor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 14. Addresses for Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.02 of the Indenture.

SECTION 15. No Waiver; Remedies; Conflict of Terms. No failure on the part of the Trustee or any other Senior Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. In the event of any conflict between the terms of this Subordination Agreement and the terms of the Indenture, the terms of the Indenture shall govern.

SECTION 16. Joinder. Upon entry into any Intercompany Loan Obligation after the date hereof, any obligor and/or creditor party thereto that is not a party to this Subordination Agreement shall execute and deliver a joinder agreement in substantially the form of Exhibit A hereto and shall become a Note Party and/or a Subordinated Creditor, as applicable, hereunder with the same force and effect as if originally named as a Note Party or a Subordinated Creditor, as applicable, hereunder. The rights and obligations of each Note Party and each Subordinated Creditor hereunder shall remain in full force and effect notwithstanding the addition of any new Note Party or Subordinated Creditor as a party to this Subordination Agreement.

SECTION 17. Governing Law; Jurisdiction; Etc.

(a) THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE STATE, COUNTY AND CITY OF NEW YORK IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SUBORDINATION AGREEMENT SHALL AFFECT ANY RIGHT THAT THE TRUSTEE OR ANY OTHER SENIOR CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SUBORDINATION AGREEMENT AGAINST THE ISSUER OR ANY OTHER NOTE PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14 OF THIS SUBORDINATION AGREEMENT. NOTHING IN THIS SUBORDINATION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS SUBORDINATION AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SUBORDINATION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SUBORDINATION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SUBORDINATION AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 17(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 18. Counterparts; Effectiveness. This Subordination Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Subordination Agreement shall become effective when it shall have been executed by the Note Parties, the Subordinated Creditors and the Trustee and thereafter shall be binding upon and inure to the benefit of each Note Party, each Subordinated Creditor, the Trustee, each other Senior Creditor and their respective permitted successors and assigns, subject to Section 7 hereof. Delivery of an executed counterpart of a signature page of this Subordination Agreement by telecopy or other electronic imaging means (including in .pdf format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Subordination Agreement.

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IN WITNESS WHEREOF, each Subordinated Creditor and each Note Party has caused this Subordination Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[Signature Pages Follow]

CLEAR CHANNEL INTERNATIONAL B.V.

By:	/s/ Scott T. Bick
Name:	Scott T. Bick
Title:	Director

Clear Channel International - Subordination Agreement

CLEAR CHANNEL C.V.

By:	Clear Channel Worldwide Holdings, Inc.
Its:	General Partner

By:	/s/ Scott T. Bick
Name:	Scott T. Bick
Title:	Senior Vice President

Clear Channel International - Subordination Agreement

CCO INTERNATIONAL HOLDINGS B.V.

By:	/s/ Scott T. Bick
Name:	Scott T. Bick
Title:	Director

Clear Channel International - Subordination Agreement

CLEAR CHANNEL BELGIUM SPRL

By:	/s/ Cormac O’Shea
Name:	Cormac O’Shea
Title:	Director

Clear Channel International - Subordination Agreement

CLEAR CHANNEL INTERNATIONAL HOLDINGS B.V.

By:	/s/ Scott T. Bick
Name:	Scott T. Bick
Title:	Director

CCH HOLDING B.V.

By:	/s/ Cormac O’Shea
Name:	Cormac O’Shea
Title:	Director

CLEAR CHANNEL HILLENAAR B.V.

By:	CCH Holding B.V., its director

By:	/s/ Cormac O’Shea
Name:	Cormac O’Shea
Title:	Director

Clear Channel International - Subordination Agreement

CLEAR CHANNEL HOLDINGS, LTD.

By:	/s/ Cormac O’Shea
Name:	Cormac O’Shea
Title:	Director

CLEAR CHANNEL INTERNATIONAL, LTD.

By:	/s/ Cormac O’Shea
Name:	Cormac O’Shea
Title:	Director

CLEAR CHANNEL UK, LTD.

By:	/s/ Cormac O’Shea
Name:	Cormac O’Shea
Title:	Director

CLEAR CHANNEL OVERSEAS, LTD.

By:	/s/ Cormac O’Shea
Name:	Cormac O’Shea
Title:	Director

Clear Channel International - Subordination Agreement

CLEAR CHANNEL HOLDING AG

By:	/s/ Matthew Dearden
Name:	Matthew Dearden
Title:	Director

CLEAR CHANNEL SCHWEIZ AG

By:	/s/ Matthew Dearden
Name:	Matthew Dearden
Title:	Director

Clear Channel International - Subordination Agreement

CLEAR CHANNEL SVERIGE AB

By:	/s/ Kenneth Ek
Name:	Kenneth Ek
Title:	Chief Financial Officer

CLEAR CHANNEL SALES AB

By:	/s/ Kenneth Ek
Name:	Kenneth Ek
Title:	Chief Financial Officer

Clear Channel International - Subordination Agreement

Acknowledged as of the date
first written above:

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

By:	/s/ Brian D. Coleman
Name:	Brian D. Coleman
Title:	Senior Vice President and Treasurer

Clear Channel International - Subordination Agreement

Agreed and acknowledged as of the date
first written above:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Brad Hounsel
Name:	Brad Hounsel
Title:	Vice President

Clear Channel International - Subordination Agreement

Exhibit A to the Intercompany

Subordination Agreement

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of             , 201   (this “Joinder”) is delivered pursuant to the Subordination Agreement, dated as of December 16, 2015 (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Subordination Agreement”) among the Subordinated Creditors and Note Parties from time to time party thereto and U.S. Bank National Association, as Trustee. All capitalized terms not defined herein shall have the meaning ascribed to them in the Subordination Agreement.

1. Joinder in the Intercompany Subordination. The undersigned hereby agrees that on and after the date hereof, it shall be [a “Note Party”] [a “Subordinated Creditor”] under and as defined in the Subordination Agreement, hereby assumes and agrees to perform all of the obligations of [a Note Party] [a Subordinated Creditor] thereunder and agrees that it shall comply with and be fully bound by the terms of the Subordination Agreement as if it had been a signatory thereto as of the date thereof; provided that the representations and warranties made by the undersigned thereunder shall be deemed true and correct as of the date of this Joinder.

2. Unconditional Joinder. The undersigned acknowledges that the undersigned’s obligations as a party to this Joinder are unconditional and are not subject to the execution of one or more Joinders by other parties. The undersigned further agrees that it has joined and is fully obligated as [a Note Party] [a Subordinated Creditor] under the Subordination Agreement. [Notwithstanding the foregoing, [INSERT APPROPRIATE LIMITATION LANGUAGE REQUIRED UNDER APPLICABLE LOCAL LAW].]

3. Incorporation by Reference. All terms and conditions of the Subordination Agreement are hereby incorporated by reference in this Joinder as if set forth in full.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

By:
Name:
Title:

Exh. A-1